CONVERSION AGREEMENT

THIS  AGREEMENT,  dated as of the 29th day of  August,  1996  between  Heuristic
Development  Group,  Inc.,  a  Delaware  corporation   (hereinafter  called  the
"Company") and Jonathan W. Seybold, (hereinafter called "Seybold"),

WHEREAS, the Company has entered into a letter of intent (the "Letter") for a proposed initial public offering of its securities (the "IPO") through D.H. Blair Investment Banking Corp. ("Blair"), as underwriter, and

WHEREAS, the Letter contains as a condition to the IPO that the Company effect a recapitalization which includes the conversion of all of its outstanding shares of Series A Preferred Stock, $.01 par value (the "Preferred Stock") into Common Stock, $.01 par value (the "Common Stock"), and

WHEREAS, the Letter contains as a further condition to the IPO that the Company not have any outstanding indebtedness on its books other than as contemplated by the Letter and subsequent discussions between the Company and Blair; and

WHEREAS, at the date hereof, the Company had a total of $244,391.69 of outstanding indebtedness, including accrued interest, owed to Seybold ( the "Seybold Debt"); and

WHEREAS, the Company and Seybold believe it is in their mutual best interests for the IPO contemplated by the Letter to go forward.

NOW, THEREFOR, in consideration of the foregoing and the mutual promises and covenants herein contained, it is hereby agreed as follows:

1. Conversion of Debt: Effective on the Closing Date, the Seybold Debt shall be converted into 59,517.65 shares of Common Stock (on a post-split basis), representing a conversion rate of $4.11 per share.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        HEURISTIC DEVELOPMENT GROUP, INC.


                                        By: /s/ Deborah E. Griffin
                                           ------------------------------
                                              Chief Operating Officer



                                        JONATHAN W. SEYBOLD

                                        By: /s/ Jonathan W. Seybold
                                           ------------------------------
                                               Jonathan W. Seybold